Innovator Laddered Allocation Buffer ETF
Schedule of Investments
January 31, 2026 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Innovator U.S. Equity Buffer ETF - August (a)(b)	373,411	$18,858,675
Innovator U.S. Equity Buffer ETF - February (a)(b)(c)	386,841	19,233,735
Innovator U.S. Equity Buffer ETF - January (a)(b)	344,663	19,159,816
Innovator U.S. Equity Buffer ETF - July (a)(b)	368,387	18,868,782
Innovator U.S. Equity Buffer ETF - June (a)(b)	398,776	18,802,129
Innovator U.S. Equity Buffer ETF - March (a)(b)	353,337	18,954,516
Innovator U.S. Equity Buffer ETF - May (a)(b)	414,966	18,728,785
Innovator U.S. Equity Buffer ETF - November (a)(b)	418,135	18,771,920
Innovator U.S. Equity Buffer ETF - October (a)(b)	378,023	18,857,677
Innovator U.S. Equity Buffer ETF - September (a)(b)	378,806	18,841,810
Innovator U.S. Equity Buffer ETF April (a)(b)(c)	387,557	18,724,739
Innovator U.S. Equity Buffer ETF -December (a)(b)	382,185	19,097,784
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $190,763,120)		226,900,368

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.1%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	338,350	338,350
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $338,350)		338,350

TOTAL INVESTMENTS - 100.0% (Cost $191,101,470)		227,238,718
Money Market Deposit Account - 0.1% (e)		301,691
Liabilities in Excess of Other Assets - (0.1)%		(351,845)
TOTAL NET ASSETS - 100.0%		$227,188,564

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $330,508.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Laddered Allocation Buffer ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$226,900,368	$–	$–	$226,900,368
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	338,350
Total Investments	$226,900,368	$–	$–	$227,238,718

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $338,350 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Affiliated Exchange Traded Funds	$226,900,368	99.9%
Investments Purchased with Proceeds from Securities Lending	338,350	0.1
Money Market Deposit Account	301,691	0.1
Liabilities in Excess of Other Assets	(351,845)	(0.1)
	$227,188,564	100.0%

Innovator Laddered Allocation Buffer ETF - Transactions with Affiliates
	Value as of October 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of January 31, 2026	Shares as of January 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Innovator U.S. Equity Buffer ETF - August	$19,468,211	$1,286,961	$(2,260,980)	$737,605	$(373,122)	$18,858,675	373,411	$–	$–
Innovator U.S. Equity Buffer ETF - February	19,488,164	1,296,746	(2,270,991)	669,527	50,289	19,233,735	386,841	–	–
Innovator U.S. Equity Buffer ETF - January	19,467,862	1,303,437	(2,272,824)	697,720	(36,379)	19,159,816	344,663	–	–
Innovator U.S. Equity Buffer ETF - July	19,454,533	1,288,455	(2,262,080)	696,364	(308,490)	18,868,782	368,387	–	–
Innovator U.S. Equity Buffer ETF - June	19,354,115	1,285,016	(2,253,473)	605,879	(189,408)	18,802,129	398,776	–	–
Innovator U.S. Equity Buffer ETF - March	19,397,792	1,290,458	(2,259,950)	673,371	(147,155)	18,954,516	353,337	–	–
Innovator U.S. Equity Buffer ETF - May	19,283,405	1,280,389	(2,244,260)	618,985	(209,734)	18,728,785	414,966	–	–
Innovator U.S. Equity Buffer ETF - November	19,438,002	1,282,291	(2,260,732)	542,058	(229,699)	18,771,920	418,135	–	–
Innovator U.S. Equity Buffer ETF - October	19,469,720	1,288,094	(2,264,119)	589,147	(225,165)	18,857,677	378,023	–	–
Innovator U.S. Equity Buffer ETF - September	19,434,158	1,286,527	(2,259,827)	681,439	(300,487)	18,841,810	378,806	–	–
Innovator U.S. Equity Buffer ETF April	19,279,879	1,280,684	(2,243,630)	557,966	(150,160)	18,724,739	387,557	–	–
Innovator U.S. Equity Buffer ETF -December	19,657,217	1,304,800	(2,291,057)	612,106	(185,282)	19,097,784	382,185	–	–
	$–	$15,473,858	$(27,143,923)	$7,682,167	$(2,304,792)	$226,900,368	4,585,087	$–	$–